UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 4, 2009

CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
On February 4, 2009, the Company announced its fiscal 2009 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release may contain forward-looking statements, as described in the press release. Readers are cautioned that such statements involve known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward-looking statements.
The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s financial results for the third quarter ended December 31, 2008. A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page. A rebroadcast of the call will be available by dialing 888-286-8010 or 617-801-6888 and entering the Conference ID “44332101.” The rebroadcast will be available from February 4 until midnight February 11, 2009.
During today’s conference call, management’s discussion of the Company’s financial results may include references to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer. In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.
The Company defines Adjusted EBITDA as our net income before interest, income taxes, depreciation and amortization, goodwill impairment charges, litigation charges, share-based compensation expense, non-cash foreign transaction gains and losses and net losses/gains from asset dispositions. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by sales. The Company uses Adjusted EBITDA and Adjusted EBITDA Margin both as a liquidity and performance measure when evaluating its business and operations. We believe Adjusted EBITDA and Adjusted EBITDA Margin may be useful to an investor in evaluating our liquidity and/or operating performance because:

•
it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as interest, depreciation, non-cash currency transactions, impairments and amortization expenses, litigation charges and long-term non-cash share-based compensation expense, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•
it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges on our outstanding debt), asset base (primarily depreciation and amortization expense and goodwill impairment charges), non-cash gains/losses from foreign currency transactions, and long-term non-cash share-based incentive plans from our operating results; and

•	it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.
Adjusted EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. Adjusted EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, amortization and impairment of intangible assets, including goodwill, as well as the net gain or loss from non-cash foreign currency transactions, long-term share-based compensation expense, litigation charges and the net loss/(gain) from asset dispositions, all of which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal	Fiscal 2008				Fiscal 2009
($MM)	2008	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	LTM
Sales	1,095.3	258.6	259.7	289.5	287.5	285.2	297.0	315.8	898.0	1,185.5

Net Income	59.3	13.6	13.3	19.4	13.0	9.6	10.3	(43.6)	(23.7)	(10.7)
Income taxes	29.0	9.3	7.4	4.4	7.9	6.1	7.2	(16.1)	(2.8)	5.1
Interest expense, net	12.0	1.9	2.5	3.6	4.0	4.2	3.9	4.1	12.2	16.2
Depreciation and amortization	52.3	12.3	12.7	13.1	14.2	15.8	16.2	16.9	48.9	63.1
Goodwill Impairment charge	—	—	—	—	—	—	—	62.5	62.5	62.5
Litigation charge	—	—	—	—	—	—	—	17.0	17.0	17.0
Non-Cash Foreign Currency Transaction Net Gain	(3.1)	(2.4)	(1.2)	(0.3)	0.8	—	(0.3)	(0.4)	(0.7)	0.1
Share-based compensation expense	2.1	1.2	0.3	0.3	0.3	1.6	1.8	1.7	5.1	5.4
Net loss (gain) from asset dispositions*	1.6	0.4	0.6	0.5	0.1	0.2	0.3	0.2	0.7	0.8

Adjusted EBITDA	153.2	36.3	35.6	41.0	40.3	37.5	39.4	42.3	119.2	159.4
Adjusted EBITDA Margin	14.0%	14.0%	13.7%	14.2%	14.0%	13.1%	13.3%	13.4%	13.3%	13.4%

*	Included in depreciation and amortization in the Company’s Consolidated Statements of Cash Flows

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures plus proceeds from asset dispositions. The Company considers Free Cash Flow to be an important indicator of our operating flexibility and is a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal	Fiscal 2008				Fiscal 2009
($MM)	2008	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	LTM
Net cash provided by operating activities	110.2	33.2	8.5	32.7	35.8	36.6	7.7	44.9	89.2	125.0
Capital expenditures*	(82.4)	(9.3)	(21.3)	(23.4)	(28.4)	(8.0)	(26.5)	(21.5)	(56.0)	(84.4)
Proceeds from asset dispositions	2.0	0.6	0.9	0.3	0.2	0.9	0.2	0.1	1.2	1.4

Free Cash Flow	29.8	24.5	(11.9)	9.6	7.6	29.5	(18.6)	23.5	34.4	42.1

*	Capital expenditures include all expenditures for property, plant and equipment, including those that are directly financed.
The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales. We define Adjusted Operating Income as Operating Income less goodwill impairment charges, litigation charges and non-cash foreign currency transactions. Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations. The Company believes this non-GAAP financial measure may help investors better understand our operating results by eliminating goodwill impairment charges, litigation charges and non-cash net gain from foreign currency transactions pursuant to the revaluation of certain transactions denominated in currencies outside of the Company’s functional currency.

	Fiscal	Fiscal 2008				Fiscal 2009
($MM)	2008	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	LTM
Sales	1,095.3	258.6	259.7	289.5	287.5	285.2	297.0	315.8	898.0	1,185.5

Operating income	100.3	24.8	23.2	27.4	24.9	20.0	21.4	(55.5)	(14.1)	10.8
Goodwill impairment charge	—	—	—	—	—	—	—	62.5	62.5	62.5
Litigation charge	—	—	—	—	—	—	—	17.0	17.0	17.0
Non-Cash Foreign Currency Transaction Net Gain	(3.1)	(2.4)	(1.2)	(0.3)	0.8	—	(0.3)	(0.4)	(0.7)	0.1

Adjusted Operating Income	97.2	22.4	22.0	27.1	25.7	20.0	21.1	23.6	64.7	90.4
Adjusted Operating Margin	8.9%	8.7%	8.5%	9.4%	8.9%	7.0%	7.1%	7.5%	7.2%	7.6%
The Company defines Adjusted Net Income as Net Income less goodwill impairment charges, litigation charges and non-cash foreign currency transactions all net of taxes. The Company believes this non-GAAP financial measure may help investors better understand our ongoing operating results by eliminating goodwill impairment and litigation charges and the non-recurring non-cash net gain from foreign currency transactions pursuant to the revaluation of certain transactions denominated in currencies other than of the Company’s functional currency.

	Fiscal	Fiscal 2008				Fiscal 2009
($MM)	2008	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	LTM
Net Income	59.3	13.6	13.3	19.4	13.0	9.6	10.3	(43.6)	(23.7)	(10.7)
Goodwill impairment charge	—	—	—	—	—	—	—	62.5	62.5	62.5
Litigation charge	—	—	—	—	—	—	—	17.0	17.0	17.0
Non-Cash Foreign Currency Transaction Net Gain — net of tax	(1.9)	(1.5)	(0.7)	(0.2)	0.5	—	(0.2)	(0.2)	(0.4)	0.1
Tax benefit of goodwill impairment charge	—	—	—	—	—	—	—	(16.5)	(16.5)	(16.5)
Tax benefit of litigation charge	—	—	—	—	—	—	—	(6.6)	(6.6)	(6.6)

Adjusted Net Income	57.4	12.1	12.6	19.2	13.5	9.6	10.1	12.6	32.3	45.8
The Company defines Adjusted Diluted Earning per Share as Diluted Earnings per Share (loss per share), plus goodwill impairment charges, litigation charges and non-cash foreign currency transactions all net of taxes.

	Fiscal	Fiscal 2008				Fiscal 2009
($MM)	2008	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	LTM
Diluted earnings per share (loss per share)	4.63	0.96	0.98	1.58	1.15	0.84	0.90	(3.91)	(2.12)	(1.02)
Goodwill impairment charge	—	—	—	—	—	—	—	5.51	5.48	5.51
Litigation charge	—	—	—	—	—	—	—	1.50	1.49	1.50
Non-Cash Foreign Currency Transaction Net Gain — net of tax	(0.14)	(0.11)	(0.06)	(0.02)	0.04	—	(0.02)	(0.02)	(0.03)	0.01
Tax benefit of goodwill impairment charge	—	—	—	—	—	—	—	(1.45)	(1.44)	(1.45)
Tax benefit of litigation charge	—	—	—	—	—	—	—	(0.58)	(0.58)	(0.58)
Adjustment for diluted shares outstanding	—	—	—	—	—	—	—	0.06	0.04	0.06

Adusted Diluted Earnings per Share	4.49	0.85	0.92	1.56	1.19	0.84	0.88	1.11	2.84	4.03

ITEM — 7.01 REGULATION FD DISCLOSURE
The information in this Item is being furnished in accordance with Regulation FD and is not “filed” with the Securities and Exchange Commission (the “SEC”). Accordingly, such information is not incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
On May 4, 2007, Rudamac, Inc. (“Plaintiff”) filed suit in Superior Court for the State of California, Los Angeles County, against Consolidated Graphics, Inc. (the “Company”), Thousand Oaks Printing & Specialties, Inc., a California subsidiary of the Company (“Thousand Oaks”), and an employee of Thousand Oaks (“Employee”, and together with the Company and Thousand Oaks, the “Defendants”). Employee had been employed by Plaintiff prior to his employment with Thousand Oaks.
In the lawsuit, the Plaintiff alleged that the Defendants were liable for the unauthorized use of certain business information of Plaintiff that was obtained by Employee during his employment with Plaintiff. The Defendants have vigorously denied these allegations. The Plaintiff sought an unspecified amount of monetary damages, punitive damages, injunctive relief, and attorneys fees and costs.
On January 28, 2009, the jury rendered a verdict against the Defendants in the above matter and awarded the Plaintiff $5.7 million in compensatory damages jointly and severally against the Defendants. On February 2, 2009, the jury rendered a verdict for punitive damages against Thousand Oaks for $1.5 million and against the Company for $6.65 million. A final judgment has not, however, been entered by the trial judge since there are several motions pending or expected to be filed with respect to a potential further exemplary damages award and for attorneys’ fees and costs. The Defendants intend to continue their vigorous defense of this matter at the trial court level and, if unsuccessful, intend to file an appeal on the judgment.
In a related matter, on July 30, 2008, Continental Casualty Company (“Continental”) filed a declaratory action against the Company, Thousand Oaks and Employee in the United States District Court, Southern District of Texas. On October 24, 2008, Sentry Insurance Company (“Sentry”) intervened in that case as a plaintiff. Continental and Sentry, who are insurers of the Company, have refused to defend the Defendants in the Rudamac litigation referenced above. In the declaratory judgment suit, Continental and Sentry seek a judicial declaration that they have no duty to defend and no duty to indemnify the Defendants with respect to such litigation. The insurers contend that none of the claims asserted in the Rudamac litigation are within the coverages of the liability policies issued by such insurers to the Company. The Company is vigorously challenging the insurers’ claims and seeks to be reimbursed for the costs of the Rudamac litigation, as well as the cost of any final damage awards, if any.
The Company presently estimates that the aggregate liability and expense to the Company with respect to these matters could be approximately $17,000,000 and has recognized a charge of the same amount in its quarter ended December 31, 2008.
Although the Company cannot predict the final outcome of these matters nor the amounts that may be actually incurred in connection with the above referenced litigation, it does not believe that an unfavorable outcome of these matters will have a material adverse effect on the Company’s overall business operations.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS
The following exhibit is filed herewith:
99.1	Press release of the Company dated February 4, 2009, announcing the Company’s fiscal 2009 third quarter results.

SIGNATURE
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (Registrant)
By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial and Accounting Officer

Date: February 4, 2009

Exhibit Index

Exhibit
Number	Description
99.1	Press release of the Company dated February 4, 2009, announcing the Company’s fiscal 2009 third quarter results.